4891-5936-9478.2 PROMISSORY NOTE THIS PROMISSORY NOTE OFFERED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND HAS NOT BEEN QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. THE PROMISSORY NOTE CANNOT BE OFFERED, SOLD OR TRANSFERRED WITHOUT SUCH REGISTRATION OR QUALIFICATION UNLESS AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS THEN AVAILABLE. $5,000,000.00 December 15, 2021 For value received, Comstock Mining Inc., a Nevada corporation (the “Borrower”), promises to pay to the order of GHF Inc. (“Lender”), the principal amount of $5,000,000.00 together with accrued and unpaid interest thereon, each due and payable on the date and in the manner set forth below. The principal amount includes $450,000.00, which shall not be obligated to be funded to the Borrower by the Lender but shall be paid in full to the Lender either ratably in case of the Borrower makes early principal prepayments and any unpaid balance shall be paid at maturity, as described in detail below. 1. Repayment. The principal amount of this promissory note shall be payable in lawful money of the United States on or prior to December 15, 2024 (the “Maturity Date”). All payments shall be applied first to accrued interest, and thereafter to principal. The outstanding principal amount of this promissory note plus all unpaid accrued interest shall be due and payable on an Event of Default (as defined below). 2. Interest. Borrower promises to pay simple interest on the outstanding principal amount hereof from the date hereof until payment in full, which interest shall be payable at the rate of 6% per annum. Interest shall be calculated on the basis of a 365-day year and number of days lapsed. Payment of accrued interest shall be due on the fifth (5th) Business Day (as defined below) of each month. “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the State of Nevada are authorized or required by law to remain closed. If an Event of Default (as defined below) has occurred and is continuing, interest on this promissory note shall accrue at a rate of 17% per annum (the “Default Rate”) until such Event of Default is cured or this promissory note is paid in full. 3. Prepayment. Borrower may prepay the principal amount, or any portion thereof, in full or in part at any time without premium or penalty. Any such prepayment shall be accompanied by accrued and unpaid interest on the principal amount, or such portion thereof, prepaid to the date of such prepayment. The Borrower Company shall be required to prepay this promissory note with the net cash proceeds received by the Borrower with respect to any sales of the Collateral (as defined below). The Borrower shall notify the Lender of any such sale and the estimated amount of such net proceeds within 30 days after such sale.

4891-5936-9478.2 4. Collateral. As collateral security for the payment in full when due (whether at stated maturity, by acceleration or otherwise) of the payment obligations of the Borrower under this promissory note, the Borrower hereby pledges and grants to the Lender, a security interest in all of the Borrower’s right, title and interest in, to and under all of the following property: (i) all non-mining related assets of the Borrower that can be secured by filing a UCC-1 under Article 9 of the Nevada Uniform Commercial Code (the “UCC Collateral”) and (ii) the Silver Springs land and water rights owned by the Borrower’s wholly-owned subsidiary, Comstock Industrial LLC, and the Daney Ranch, excluding the Lucerne and Dayton properties, and any other properties subject to a joint venture (collectively, the “Land Collateral”, and together with the UCC Collateral, the “Collateral”). The Borrower is expressly prohibited from encumbering the Collateral with any debt obligations without the written consent of the Borrower. 5. Default. If there shall be any Event of Default hereunder, at the option and upon the declaration of the Lender and upon written notice to the Borrower (which election and notice shall not be required in the case of an Event of Default under Section 5(b) or 5(c)), this promissory note shall accelerate and all principal and unpaid accrued interest shall become due and payable. The occurrence of any one or more of the following shall constitute an “Event of Default”: (a) Borrower fails to pay timely any principal amount or unpaid accrued interest on the date the same becomes due and payable; (b) The Borrower files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; (c) An involuntary petition is filed against the Borrower (unless such petition is dismissed or discharged within 60 days under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Borrower; or (d) The Borrower (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any indebtedness (other than indebtedness hereunder) having an aggregate principal amount of more than $250,000, or (B) fails to observe or perform any other agreement or condition relating to any such indebtedness, the effect of which default or other event is to cause, or to permit the holder or holders of such indebtedness to cause, with the giving of notice if required, such indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such indebtedness to be made, prior to its stated maturity. 6. Non-Negotiable Instrument. This obligation is not transferrable or negotiable except in accordance with the provisions of this section and is registered as to both principal and interest. Transfer of the obligation may be accomplished only by surrender of this promissory note and either the reissuance by the issuer of the promissory note or the issuance by the issuer of a new instrument to the new holder. This promissory note is intended to be treated as an obligation in registered form as defined in the Treasury Regulations Section 1.871-14(c)(1)(i)(A). Accordingly,

4891-5936-9478.2 this promissory note is not negotiable by endorsement of the holder or any assignee of the holder. Prior to due presentment of this promissory note for transfer, the Borrower shall treat the Lender as the owner of such promissory note for the purpose of receiving payment of principal of and interest on the promissory note and for all other purposes whatsoever, whether or not the principal or interest of this promissory note is due (unless the Lender assigns or transfers this promissory note). Upon due presentment for transfer of this promissory note, the Borrower and the Lender shall execute and deliver in the name of the transferee or transferees a new promissory note for an aggregate principal amount equal to the total amount of principal and accrued but unpaid interest due to the Lender at the time of transfer. Any United States person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in Sections 165(j) and 1287(a) of the United States Internal Revenue Code. 7. Warrants. If this promissory note has not been paid in full, on or prior to December 15, 2022, the Borrower shall issue warrants to the Lender that will allow the Lender to purchase a 1,000,000 shares of the Borrower’s common stock (the “Borrower Shares”). The Lender shall be entitled to purchase 500,000 of the Borrower Shares at a price per Borrower Share of 150% of the 20-day VWAP (as defined below), as determined on December 15, 2021. The Lender shall be entitled to purchase 500,000 of the Borrower Shares at a price per Borrower Share of 135% of 20-day VWAP per Borrower Share ), as determined on December 15, 2022. All of the warrants will be exercisable for a period of two years commencing on December 15, 2022 and ending on December 15, 2024 (the “Exercise Period”). For purposes of this promissory note, “20- Day VWAP” means the volume-weighted average closing price of the Borrower’s common stock on its primary trading market for the twenty (20) consecutive trading days preceding the date of date of determination. The exercise price for the warrants will be proportionately adjusted in case of any stock split, reverse stock split, stock dividend, recapitalization, spin-off or other similar rights offering, stock dividend or asset distribution to the Borrower’s stockholders. 8. Resale Registration Rights. Borrower shall file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 (except if Borrower is not then eligible to register for resale the Borrower Shares on Form S-3, in which case such registration statement shall be on another appropriate form in accordance with the Securities Act of 1933) covering the resale of the Borrower Shares by the Lender (the “Resale Registration Shelf”). Such Resale Registration Shelf shall include a “final” prospectus, including the information regarding the Lender that is required by Item 507 of Regulation S-K of the Securities Act. Borrower shall use its reasonable best efforts to cause the Resale Registration Shelf and related prospectuses to become effective as promptly as practicable after filing. Borrower shall use its reasonable best efforts to cause such Resale Registration Statement to remain effective under the Securities Act until the earlier of the date that the Exercise Period ends or the date that all Borrower Shares have been sold or may be sold freely without limitations or restrictions as to volume or manner of sale pursuant to Rule 144. Borrower shall promptly, and within two (2) business days after Borrower confirms effectiveness of the Resale Registration Shelf with the SEC, notify the Lender of the effectiveness of the Resale Registration Shelf. 9. Waiver. The Borrower hereby waives demand, notice, presentment, protest and notice of dishonor.

4891-5936-9478.2 10. Notice. Any notices or communications to be given hereunder shall be in writing and may be delivered by hand, by facsimile, by nationally recognized private courier, or by United States mail. Notices delivered by mail shall be deemed given three business days after being deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested. Notices delivered by hand, by facsimile or by nationally recognized private carrier shall be deemed given on the first business day following receipt; provided, however, that a notice delivered by facsimile shall only be effective if such notice is also delivered by hand, or deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, on or before two business days after its delivery by facsimile. All notices to the Borrower shall be addressed as set forth under such party’s signature below. 11. Governing Law. This promissory note shall be governed by and construed under the laws of the State of Nevada (without giving effect to principles of conflicts of law). 12. Modification; Waiver. Any provision of this promissory note may be amended, waived or modified only upon the written consent of the Borrower and the Lender.

4891-5936-9478.2 IN WITNESS WHEREOF, the undersigned has executed this promissory note to be effective as of the date first set forth above. GHF Inc. By:_____________________ Name: George Melas-Kyriazi, Director By:______________________ Theodore Melas-Kyriazi, Director Address: 215 West 98th Street, Apt. 10A, New York, NY 10025 Comstock Mining Inc.: By:_____________________ Name: Corrado DeGasperis Title: Executive Chairman and CEO Address: 117 American Flat Road P.O. Box 1118 Virginia City, Nevada 89440 degasperis@comstockmining.com